                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of The Company Doctor on Form S-8, of our report dated July 26, 1996 (except for
Note 2 as to which the date is August 23, 1996) appearing in the annual report on Form 10-KSB of The Company Doctor and Subsidiaries for the year ended June 30, 1996.



                                         /s/ Ehrhardt Keefe Steiner & Hottman PC



July 28, 1997
Denver, Colorado